Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces Fourth Quarter and Fiscal 2021 Results
Record quarterly revenue, up 18%, and
backlog and deferred revenue, up 52%, year over year

SAN JOSE, California, January 31, 2022 - Harmonic Inc. (NASDAQ: HLIT) today announced its unaudited results for the fourth quarter and fiscal year ended December 31, 2021.
“Harmonic ended 2021 with exceptional quarterly results, including record revenue and bookings”, said Patrick Harshman, president and chief executive officer of Harmonic. “Our results reflect continuing strong sales growth in our Cable Access segment and solid operating profit in our transforming Video segment. We exited the year with record backlog and deferred revenue and expanding customer relationships, providing Harmonic with a strong foundation for sustained momentum as we enter 2022 and continue to execute on our video streaming and broadband cable access growth strategies.”
Q4 Financial and Business Highlights
Financial
•Revenue: $155.8 million, up 18% year over year
◦Cable Access segment revenue: $69.7 million, up 53% year over year
◦Video segment revenue: $86.1 million, flat year over year
•Gross margin: GAAP 50.0% and non-GAAP 50.5%, compared to GAAP 54.4% and non-GAAP 55.3% in the year ago period
◦Cable Access segment gross margin: 40.3% compared to 53.7% in the year ago period
◦Video segment gross margin: 58.8% compared to 56.2% in the year ago period
•Operating income: GAAP income $15.1 million and non-GAAP income $20.6 million, compared to GAAP income $16.8 million and non-GAAP income $23.4 million in the year ago period
•Adjusted EBITDA: $23.8 million compared to $26.4 million in the year ago period
•Net income: GAAP net income $19.9 million and non-GAAP net income of $17.6 million, compared to GAAP net income $13.5 million and non-GAAP net income $20.0 million in the year ago period
•EPS: GAAP net income per share of $0.18 and non-GAAP net income per share of $0.16, compared to GAAP net income per share of $0.13 and non-GAAP net income per share of $0.20 in the year ago period
•Cash: $133.4 million, up $34.8 million year over year
Business
•CableOS® solution commercially deployed with 73 customers, up 66% year over year
•CableOS deployments scaled to 4.8 million served cable modems, up 82% year over year
•VOS® streaming revenue up 56.5% year over year; streaming SaaS revenue up 133% year over year

Select Financial Information

	GAAP			Non-GAAP
Key Financial Results	Q4 2021	Q3 2021	Q4 2020	Q4 2021	Q3 2021	Q4 2020
	(in millions, except per share data)
Net revenue	$155.8	$126.3	$131.5	$155.8	$126.3	$131.5
Net income	$19.9	$1.5	$13.5	$17.6	$9.5	$20.0
Diluted EPS	$0.18	$0.01	$0.13	$0.16	$0.09	$0.20

Other Financial Information				Q4 2021	Q3 2021	Q4 2020
				(in millions)
Adjusted EBITDA for the quarter				$23.8	$14.8	$26.4
Bookings for the quarter				$267.3	$114.3	$206.4
Backlog and deferred revenue as of quarter end				$441.0	$333.3	$290.5
Cash and cash equivalents as of quarter end				$133.4	$128.4	$98.6
Explanations regarding our use of non-GAAP financial measures and related definitions, and reconciliations of our GAAP and non-GAAP measures, are provided in the sections below entitled “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations”.
Financial Guidance

	Q1 2022 GAAP Financial Guidance (1)
	Low				High
(Unaudited, in millions, except percentages)	Video	Cable Access	Adjustments (2)	Total GAAP	Video	Cable Access	Adjustments (2)	Total GAAP
Net revenue	$64.0	$70.0	$—	$134.0	$69.0	$80.0	$—	$149.0
Gross margin %	56.0%	36.0%	(0.9)%	44.7%	57.0%	38.0%	(0.8)%	46.0%
Gross profit	$35.8	$25.2	$(1.1)	$59.9	$39.3	$30.4	$(1.1)	$68.6
Operating expenses	$37.0	$22.0	$8.6	$67.6	$38.0	$23.0	$8.6	$69.6
Operating income (loss)	$(1.2)	$3.2	$(9.7)	$(7.7)	$1.3	$7.4	$(9.7)	$(1.0)
Tax expense (3)				$(1.8)				$(1.8)
EPS (3)				$(0.10)				$(0.04)
Shares (3)				104.6				104.6
Cash (3)				$110.0				$120.0
(1) Components may not sum to total due to rounding.
(2) See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
(3) The guidance is provided at the total company level and not by segment.

	2022 GAAP Financial Guidance (1)
	Low				High
(Unaudited, in millions, except percentages)	Video	Cable Access	Adjustments (2)	Total GAAP	Video	Cable Access	Adjustments (2)	Total GAAP
Net revenue	$275.0	$295.0	$—	$570.0	$289.0	$307.0	$—	$596.0
Gross margin %	56.5%	41.0%	(0.5)%	48.0%	58.3%	43.6%	(0.4)%	50.3%
Gross profit	$155.4	$121.0	$(2.6)	$273.8	$168.5	$133.9	$(2.6)	$299.8
Operating expenses	$146.0	$92.0	$28.3	$266.3	$150.0	$96.0	$28.3	$274.3
Operating income	$9.4	$29.0	$(30.9)	$7.5	$18.5	$37.9	$(30.9)	$25.5
Tax expense (3)				$(7.4)				$(7.4)
EPS (3)				$(0.34)				$(0.17)
Shares (3)				106.0				106.0
Cash (3)				$100.0				$110.0

(1) Components may not sum to total due to rounding.
(2) See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
(3) The guidance is provided at the total company level and not by segment.

	Q1 2022 Non-GAAP Financial Guidance (1)
	Low			High
(Unaudited, in millions, except percentages)	Video	Cable Access	Total	Video	Cable Access	Total
Net revenue	$64.0	$70.0	$134.0	$69.0	$80.0	$149.0
Gross margin %	56.0%	36.0%	45.6%	57.0%	38.0%	46.8%
Gross profit	$35.8	$25.2	$61.0	$39.3	$30.4	$69.7
Operating expenses	$37.0	$22.0	$59.0	$38.0	$23.0	$61.0
Adjusted EBITDA	$0.3	$4.3	$4.6	$2.8	$8.5	$11.3
Tax rate (2)			13.0%			13.0%
EPS (2)			$0.01			$0.06
Shares (2)			111.7			111.7
Cash (2)			$110.0			$120.0
(1) See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below. Components may not sum to total due to rounding.
(2) The guidance is provided at the total company level and not by segment.

	2022 Non-GAAP Financial Guidance (1)
	Low			High
(Unaudited, in millions, except percentages)	Video	Cable Access	Total	Video	Cable Access	Total
Net revenue	$275.0	$295.0	$570.0	$289.0	$307.0	$596.0
Gross margin %	56.5%	41.0%	48.5%	58.3%	43.6%	50.7%
Gross profit	$155.4	$121.0	$276.4	$168.5	$133.9	$302.4
Operating expenses	$146.0	$92.0	$238.0	$150.0	$96.0	$246.0
Adjusted EBITDA	$15.0	$33.9	$48.9	$24.1	$42.8	$66.9
Tax rate (2)			13.0%			13.0%
EPS (2)			$0.26			$0.40
Shares (2)			112.6			112.6
Cash (2)			$100.0			$110.0

(1) See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below. Components may not sum to total due to rounding.
(2) The guidance is provided at the total company level and not by segment.

Conference Call Information
Harmonic will host a conference call to discuss its financial results at 2:00 p.m. Pacific (5:00 p.m. Eastern) on Monday, January 31, 2022. The live webcast will be available on the Harmonic Investor Relations website at http://investor.harmonicinc.com. An audio version of the webcast will be available by calling +1.574.990.1032 or +1.800.240.9147 (conference ID 4465157). A replay will be available after 5:00 p.m. PT on the same web site or by calling +1.404.537.3406 or +1.855.859.2056 (conference ID 4465157).
About Harmonic Inc.
Harmonic (NASDAQ: HLIT), the worldwide leader in virtualized cable access and video delivery solutions, enables media companies and service providers to deliver ultra-high-quality video streaming and broadcast services to consumers globally. The Company revolutionized cable access networking via the industry’s first virtualized cable access solution, enabling cable operators to more flexibly deploy gigabit internet service to consumers’ homes and mobile devices. Whether simplifying OTT video delivery via innovative cloud and software platforms, or powering the delivery of gigabit internet cable services, Harmonic is changing the way media companies and service providers monetize live and on-demand content on every screen. More information is available at www.harmonicinc.com.

Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: net revenue, gross margins, operating expenses, operating income (loss), Adjusted EBITDA, tax expense and tax rate, EPS and cash. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following: the market and technology trends underlying our Video and Cable Access businesses will not continue to develop in their current direction or pace; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the potential impact of the Covid-19 pandemic on our operations or the operations of our supply chain or our customers; the impact of general economic conditions on our sales and operations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite, telco, broadcast and media industries; customer concentration and consolidation; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations; exchange rate fluctuations of the currencies in which we conduct business; risks associated with our CableOS and VOS product solutions; dependence on various video and broadband industry trends; inventory management; the lack of timely availability or the impact of increases in the prices of parts or raw materials necessary to produce our products; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; and the effect on our business of natural disasters. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2020, our most recent Quarterly Report on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.
Use of Non-GAAP Financial Measures
The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or referred to herein as “reported”). However, management believes that certain non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, establish operating budgets, set internal measurement targets and make operating decisions.
These non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Harmonic's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Harmonic's results of operations in conjunction with the corresponding GAAP measures.
The Company believes that the presentation of non-GAAP measures when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and its historical and projected results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.
The non-GAAP measures presented here are: segment revenue, gross profit, operating expenses, income (loss) from operations, non-operating expenses and net income (loss) (including those amounts as a percentage of revenue), Adjusted EBITDA and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures.

Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:
Stock-based compensation - Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. We believe that management is limited in its ability to project the impact stock-based compensation would have on our operating results. In addition, for comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of our core business and to facilitate the comparison of our results to the results of our peer companies.
Amortization of intangibles - A portion of the purchase price of our acquisitions is generally allocated to intangible assets, and is subject to amortization. However, Harmonic does not acquire businesses on a predictable cycle. Additionally, the amount of an acquisition’s purchase price allocated to intangible assets and the term of its related amortization can vary significantly and is unique to each acquisition. Therefore, we believe that the presentation of non-GAAP financial measures that adjust for the amortization of intangible assets provides investors and others with a consistent basis for comparison across accounting periods.
Restructuring and related charges - Harmonic from time to time incurs restructuring charges which primarily consist of employee severance, one-time termination benefits related to the reduction of its workforce, lease exit costs, and other costs. These charges are associated with material business shifts. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Loss on convertible debt extinguishment - In the fourth quarter of fiscal 2020, we recorded a loss of $0.5 million resulting from the conversion and settlement of the remaining $8.1 million of our convertible notes due in December 2020. In the second quarter of fiscal 2020, we recorded a debt extinguishment loss of $0.8 million resulting from the exchange of $37.7 million in aggregate principal amount of our convertible notes due in 2020 for $37.7 million in aggregate principal amount of convertible notes due in 2022. We have excluded these losses from our non-GAAP financial measures because we do not believe the losses are reflective of our ongoing long-term business and operating results.

Non-cash interest expense and other expenses related to convertible notes and other debt - We record the accretion of the debt discount related to the equity component and amortization of issuance costs as non-cash interest expense. We believe that excluding these costs provides meaningful supplemental information regarding operational performance and liquidity, along with enhancing investors’ ability to view the Company’s results from management’s perspective. In addition, we believe excluding these costs from the non-GAAP measures facilitates comparisons to our historical operating results and comparisons to peer company operating results.
Discrete tax items and tax effect of non-GAAP adjustments - The income tax effect of non-GAAP adjustments relates to the tax effect of the adjustments that we incorporate into non-GAAP financial measures in order to provide a more meaningful measure of non-GAAP net income.
Depreciation - Depreciation expense, along with interest, tax and stock-based compensation expense, restructuring charges and amortization of intangible assets, is excluded from Adjusted EBITDA because we do not believe depreciation and the other items relate to the ordinary course of our business or are reflective of our underlying business performance.
CONTACTS:

Sanjay Kalra	David Hanover
Chief Financial Officer	Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.490.6031	+1.212.896.1220

Harmonic Inc.
Preliminary Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except per share data)

	December 31, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$133,431	$98,645
Accounts receivable, net	88,529	66,227
Inventories	71,195	35,031
Prepaid expenses and other current assets	29,972	38,132
Total current assets	323,127	238,035
Property and equipment, net	42,721	43,141
Operating lease right-of-use assets	30,968	27,556
Other non-current assets	56,657	39,117
Goodwill	240,213	243,674
Total assets	$693,686	$591,523

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Convertible debt, current	$36,824	$—
Other debts, current	4,992	11,771
Accounts payable	64,429	23,543
Deferred revenue	57,226	54,294
Operating lease liabilities, current	7,346	7,354
Other current liabilities	53,644	50,333
Total current liabilities	224,461	147,295
Convertible debt, non-current	98,941	129,507
Other debts, non-current	12,989	10,086
Operating lease liabilities, non-current	29,120	26,071
Other non-current liabilities	31,379	20,262
Total liabilities	$396,890	$333,221

Convertible debt	883	—
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 102,959 and 98,204 shares issued and outstanding at December 31, 2021 and December 31, 2020, respectively	103	98
Additional paid-in capital	2,387,039	2,353,559
Accumulated deficit	(2,087,957)	(2,101,211)
Accumulated other comprehensive income (loss)	(3,272)	5,856
Total stockholders’ equity	295,913	258,302
Total liabilities and stockholders’ equity	$693,686	$591,523

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Revenue:
Appliance and integration	$119,340	$98,787	$369,767	$252,014
SaaS and service	36,464	32,741	137,382	126,817
Total net revenue	155,804	131,528	507,149	378,831
Cost of revenue:
Appliance and integration	65,135	45,795	195,445	126,948
SaaS and service	12,731	14,171	51,962	56,886
Total cost of revenue	77,866	59,966	247,407	183,834
Total gross profit	77,938	71,562	259,742	194,997
Operating expenses:
Research and development	27,368	20,667	102,231	82,494
Selling, general and administrative	35,357	32,615	138,085	119,611
Amortization of intangibles	—	755	507	3,019
Restructuring and related charges	67	750	110	2,322
Total operating expenses	62,792	54,787	240,933	207,446
Income (loss) from operations	15,146	16,775	18,809	(12,449)
Interest expense, net	(2,706)	(2,737)	(10,625)	(11,509)
Loss on convertible debt extinguishment	—	(528)	—	(1,362)
Other income (expense), net	28	(84)	687	(897)
Income (loss) before income taxes	12,468	13,426	8,871	(26,217)
Provision for (benefit from) income taxes	(7,389)	(39)	(4,383)	3,054
Net income (loss)	$19,857	$13,465	$13,254	$(29,271)

Net income (loss) per share:
Basic	$0.19	$0.14	$0.13	$(0.30)
Diluted	$0.18	$0.13	$0.12	$(0.30)
Shares used in per share calculations:
Basic	102,768	97,938	101,484	96,971
Diluted	110,474	100,316	106,171	96,971

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Year Ended
	December 31, 2021	December 31, 2020
Cash flows from operating activities:
Net income (loss)	$13,254	$(29,271)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	12,546	11,737
Amortization of intangibles	507	3,970
Stock-based compensation	24,056	18,040
Amortization of convertible debt discount	6,308	7,058
Amortization of warrant	1,741	1,746
Foreign currency remeasurement	(5,126)	6,391
Loss on convertible debt extinguishment	—	1,362
Deferred income taxes	(6,197)	(105)
Provision for doubtful accounts and returns	4,142	1,666
Provision for excess and obsolete inventories	3,460	1,847
Other non-cash adjustments, net	181	409
Changes in operating assets and liabilities:
Accounts receivable	(26,722)	21,186
Inventories	(39,338)	(8,195)
Other assets	(3,096)	11,556
Accounts payable	42,303	(18,173)
Deferred revenues	15,014	19,751
Other liabilities	(2,016)	(11,812)
Net cash provided by operating activities	41,017	39,163
Cash flows from investing activities:
Purchases of property and equipment	(12,975)	(32,205)
Net cash used in investing activities	(12,975)	(32,205)
Cash flows from financing activities:
Payment of convertible debt	—	(7,999)
Payment of convertible debt issuance costs	—	(672)
Proceeds from other debts	3,861	9,398
Repayment of other debts and finance leases	(6,169)	(6,646)
Proceeds from common stock issued to employees	12,311	5,472
Payment of tax withholding obligations related to net share settlements of restricted stock units	(2,064)	(1,662)
Net cash provided by (used in) financing activities	7,939	(2,109)
Effect of exchange rate changes on cash and cash equivalents	(1,195)	738
Net increase in cash and cash equivalents	34,786	5,587
Cash and cash equivalents at beginning of period	98,645	93,058
Cash and cash equivalents at end of period	$133,431	$98,645

Harmonic Inc.
Preliminary GAAP Revenue Information
(Unaudited, in thousands, except percentages)

	Three Months Ended
	December 31, 2021		October 1, 2021		December 31, 2020
Geography
Americas	$102,929	66%	$86,215	68%	$84,916	65%
EMEA	40,096	26%	30,283	24%	34,825	26%
APAC	12,779	8%	9,823	8%	11,787	9%
Total	$155,804	100%	$126,321	100%	$131,528	100%

Market
Service Provider	$87,263	56%	$70,157	56%	$66,673	51%
Broadcast and Media	68,541	44%	56,164	44%	64,855	49%
Total	$155,804	100%	$126,321	100%	$131,528	100%

	Twelve Months Ended
	December 31, 2021		December 31, 2020
Geography
Americas	$335,731	66%	$219,394	58%
EMEA	126,427	25%	117,126	31%
APAC	44,991	9%	42,311	11%
Total	$507,149	100%	$378,831	100%

Market
Service Provider	$280,009	55%	$211,684	56%
Broadcast and Media	227,140	45%	167,147	44%
Total	$507,149	100%	$378,831	100%

Harmonic Inc.
Preliminary Segment Information
(Unaudited, in thousands, except percentages)

	Three Months Ended December 31, 2021
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$86,092	$69,712	$155,804	$—	$155,804
Gross profit	50,589	28,080	78,669	(731)	77,938
Gross margin %	58.8%	40.3%	50.5%		50.0%
Operating income	15,225	5,408	20,633	(5,487)	15,146
Operating margin %	17.7%	7.8%	13.2%		9.7%

	Three Months Ended October 1, 2021
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$68,729	$57,592	$126,321	$—	$126,321
Gross profit	42,534	24,165	66,699	(545)	66,154
Gross margin %	61.9%	42.0%	52.8%		52.4%
Operating income	7,904	3,903	11,807	(6,436)	5,371
Operating margin %	11.5%	6.8%	9.3%		4.3%

	Three Months Ended December 31, 2020
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$86,044	$45,484	$131,528	$—	$131,528
Gross profit	48,336	24,437	72,773	(1,211)	71,562
Gross margin %	56.2%	53.7%	55.3%		54.4%
Operating income	13,529	9,918	23,447	(6,672)	16,775
Operating margin %	15.7%	21.8%	17.8%		12.8%

	Twelve Months Ended December 31, 2021
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$288,507	$218,642	$507,149	$—	$507,149
Gross profit	169,468	93,191	262,659	(2,917)	259,742
Gross margin %	58.7%	42.6%	51.8%		51.2%
Operating income	28,460	15,599	44,059	(25,250)	18,809
Operating margin %	9.9%	7.1%	8.7%		3.7%

	Twelve Months Ended December 31, 2020
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$242,510	$136,321	$378,831	$—	$378,831
Gross profit	132,092	66,661	198,753	(3,756)	194,997
Gross margin %	54.5%	48.9%	52.5%		51.5%
Operating income (loss)	1,326	11,651	12,977	(25,426)	(12,449)
Operating margin %	0.5%	8.5%	3.4%		(3.3)%
(1) See “Use of Non-GAAP Financial Measures” above and “GAAP to Non-GAAP Reconciliations” below.

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(in thousands, except percentages and per share data)

	Three Months Ended December 31, 2021
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating expense, net	Net Income
GAAP	$155,804	$77,938	$62,792	$15,146	$(2,678)	$19,857
Stock-based compensation	—	506	(4,689)	5,195	—	5,195
Restructuring and related charges	—	225	(67)	292	—	292
Non-cash interest and other expenses related to convertible notes	—			—	1,621	1,621
Discrete tax items and tax effect of non-GAAP adjustments	—			—	—	(9,347)
Total adjustments	—	731	(4,756)	5,487	1,621	(2,239)
Non-GAAP	$155,804	$78,669	$58,036	$20,633	$(1,057)	$17,618
As a % of revenue (GAAP)		50.0%	40.3%	9.7%	(1.7)%	12.7%
As a % of revenue (Non-GAAP)		50.5%	37.2%	13.2%	(0.7)%	11.3%
Diluted net income per share:
GAAP						$0.18
Non-GAAP						$0.16
Shares used in per share calculation:
GAAP and Non-GAAP						110,474

	Three Months Ended October 1, 2021
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating expense, net	Net Income
GAAP	$126,321	$66,154	$60,783	$5,371	$(2,899)	$1,530
Stock-based compensation	—	545	(5,891)	6,436	—	6,436
Non-cash interest and other expenses related to convertible notes	—	—	—	—	1,592	1,592
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(108)
Total adjustments	—	545	(5,891)	6,436	1,592	7,920
Non-GAAP	$126,321	$66,699	$54,892	$11,807	$(1,307)	$9,450
As a % of revenue (GAAP)		52.4%	48.1%	4.3%	(2.3)%	1.2%
As a % of revenue (Non-GAAP)		52.8%	43.5%	9.3%	(1.0)%	7.5%
Diluted net income per share:
GAAP						$0.01
Non-GAAP						$0.09
Shares used in per share calculation:
GAAP and Non-GAAP						106,421

	Three Months Ended December 31, 2020
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating expense, net	Net Income
GAAP	$131,528	$71,562	$54,787	$16,775	$(3,349)	$13,465
Stock-based compensation	—	348	(3,955)	4,303	—	4,303
Amortization of intangibles	—	—	(756)	756	—	756
Restructuring and related charges	—	863	(750)	1,613	—	1,613
Loss on convertible debt extinguishment/conversion	—	—	—	—	528	528
Non-cash interest and other expenses related to convertible notes	—	—	—	—	1,607	1,607
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(2,262)
Total adjustments	—	1,211	(5,461)	6,672	2,135	6,545
Non-GAAP	$131,528	$72,773	$49,326	$23,447	$(1,214)	$20,010
As a % of revenue (GAAP)		54.4%	41.7%	12.8%	(2.5)%	10.2%
As a % of revenue (Non-GAAP)		55.3%	37.5%	17.8%	(0.9)%	15.2%
Diluted net income per share:
GAAP						$0.13
Non-GAAP						$0.20
Shares used in per share calculation:
GAAP and Non-GAAP						100,316

	Twelve Months Ended December 31, 2021
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating expense, net	Net Income
GAAP	$507,149	$259,742	$240,933	$18,809	$(9,938)	$13,254
Stock-based compensation	—	2,346	(21,716)	24,062	—	24,062
Amortization of intangibles	—		(507)	507	—	507
Restructuring and related charges	—	571	(110)	681	—	681
Non-cash interest and other expenses related to convertible notes	—	—	—	—	6,305	6,305
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(8,425)
Total adjustments	—	2,917	(22,333)	25,250	6,305	23,130
Non-GAAP	$507,149	$262,659	$218,600	$44,059	$(3,633)	$36,384
As a % of revenue (GAAP)		51.2%	47.5%	3.7%	(2.0)%	2.6%
As a % of revenue (Non-GAAP)		51.8%	43.1%	8.7%	(0.7)%	7.2%
Diluted net income per share:
GAAP						$0.12
Non-GAAP						$0.34
Shares used in per share calculation:
GAAP and Non-GAAP						106,171

	Twelve Months Ended December 31, 2020
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating expense, net	Net Income (Loss)
GAAP	$378,831	$194,997	$207,446	$(12,449)	$(13,768)	$(29,271)
Stock-based compensation	—	1,712	(16,328)	18,040	—	18,040
Amortization of intangibles	—	950	(3,020)	3,970	—	3,970
Restructuring and related charges	—	1,094	(2,322)	3,416	—	3,416
Loss on convertible debt extinguishment	—	—	—	—	1,362	1,362
Non-cash interest and other expenses related to convertible notes	—	—	—	—	7,058	7,058
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	2,291
Total adjustments	—	3,756	(21,670)	25,426	8,420	36,137
Non-GAAP	$378,831	$198,753	$185,776	$12,977	$(5,348)	$6,866
As a % of revenue (GAAP)		51.5%	54.8%	(3.3)%	(3.6)%	(7.7)%
As a % of revenue (Non-GAAP)		52.5%	49.0%	3.4%	(1.4)%	1.8%
Diluted net income (loss) per share:
GAAP						$(0.30)
Non-GAAP						$0.07
Shares used in per share calculation:
GAAP						96,971
Non-GAAP						98,633

Harmonic Inc.
Preliminary Adjusted EBITDA Reconciliation (Unaudited)
(In thousands)

	Three Months Ended
	December 31, 2021	October 1, 2021	December 31, 2020
Net income - GAAP	$19,857	$1,530	$13,465
Provision for income taxes	(7,389)	942	(39)
Interest expense, net	2,706	2,686	2,737
Depreciation	3,151	3,231	3,054
Amortization of intangibles	—	—	756
EBITDA	18,325	8,389	19,973

Adjustments
Stock-based compensation	5,195	6,436	4,303
Loss on convertible debt extinguishment	—	—	528
Restructuring and related charges	292	—	1,613
Adjusted EBITDA	$23,812	$14,825	$26,417

	Twelve Months Ended
	December 31, 2021	December 31, 2020
Net income (loss) - GAAP	$13,254	$(29,271)
Provision for income taxes	(4,383)	3,054
Interest expense, net	10,625	11,509
Depreciation	12,546	11,737
Amortization of intangibles	507	3,970
EBITDA	32,549	999

Adjustments
Stock-based compensation	24,062	18,040
Loss on convertible debt extinguishment	—	1,362
Restructuring and related charges	681	3,416
Adjusted EBITDA	$57,292	$23,817

	Q1 2022 Financial Guidance (1)
	Revenue			Gross Profit			Income (Loss) from Operations			Net Income (Loss)
GAAP	$134.0	to	$149.0	$59.9	to	$68.6	$(7.7)	to	$(1.0)	$(10.9)	to	$(4.2)
Stock-based compensation expense	—			1.0			9.5			9.5
Restructuring and related charges	—			0.1			0.2			0.2
Non-cash interest and other expenses related to convertible notes	—			—			—			0.2
Tax effect of non-GAAP adjustments	—			—			—			$1.7	to	$0.8
Total adjustments	—			1.1			9.7			$11.6	to	$10.7
Non-GAAP	$134.0	to	$149.0	$61.0	to	$69.7	$2.0	to	$8.7	$0.7	to	$6.5
As a % of revenue (GAAP)				44.7%	to	46.0%	(5.7)%	to	(0.7)%	(8.1)%	to	(2.8)%
As a % of revenue (Non-GAAP)				45.6%	to	46.8%	1.5%	to	5.8%	0.5%	to	4.4%
Diluted net income (loss) per share:
GAAP										$(0.10)	to	$(0.04)
Non-GAAP										$0.01	to	$0.06
Shares used in per share calculation:
GAAP										104.6
Non-GAAP										111.7
(1) Components may not sum to total due to rounding.

	2022 Financial Guidance (1)
	Revenue			Gross Profit			Income from Operations			Net Income (Loss)
GAAP	$570.0	to	$596.0	$273.8	to	$299.8	$7.5	to	$25.5	$(36.0)	to	$(18.0)
Stock-based compensation expense	—			2.2			30.2			30.2
Restructuring and related charges	—			0.4			0.7			0.7
Non-cash interest and other expenses related to convertible notes	—			—			—			30.9
Tax effect of non-GAAP adjustments	—			—			—			$3.1	to	$0.7
Total adjustments	—			2.6			30.9			$64.9	to	$62.5
Non-GAAP	$570.0	to	$596.0	$276.4	to	$302.4	$38.4	to	$56.4	$28.9	to	$44.5
As a % of revenue (GAAP)				48.0%	to	50.3%	1.3%	to	4.3%	(6.3)%	to	(3.0)%
As a % of revenue (Non-GAAP)				48.5%	to	50.7%	6.7%	to	9.5%	5.1%	to	7.5%
Diluted net income (loss) per share:
GAAP										$(0.34)	to	$(0.17)
Non-GAAP										$0.26	to	$0.40
Shares used in per share calculation:
GAAP										106.0
Non-GAAP										112.6
(1) Components may not sum to total due to rounding.

Harmonic Inc.
Adjusted EBITDA Reconciliation on Financial Guidance (Unaudited)(1)
(In millions)

	Q1 2022 Financial Guidance			2022 Financial Guidance
Net loss - GAAP	$(10.9)	to	$(4.2)	$(36.0)	to	$(18.0)
Provision for income taxes			1.8			7.4
Interest expense, net			1.2			4.9
Depreciation			2.8			11.7
EBITDA	$(5.1)	to	$1.6	$(12.0)	to	$6.0

Adjustments
Stock-based compensation			9.5			30.2
Loss on conversion			—			30.0
Restructuring and related charges			0.2			0.7
Adjusted EBITDA	$4.6	to	$11.3	$48.9	to	$66.9
(1) Components may not sum to total due to rounding.